UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

On April 12, 2011, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the “Companies”) held their 2010 Annual Meeting of Shareholders (the “Annual Meeting”).  The Companies had 2,450,424 shares of common stock issued and outstanding on the record date of February 16, 2011, of which 1,934,838 shares were present in person or by proxy at the Annual Meeting.  Shareholders voted on the following matters at the Annual Meeting: (i) the election of five directors of each of the Companies; (ii) approval, in a non-binding advisory vote, of the compensation of the Companies’ named executive officers; and (iii) approval, in a non-binding advisory vote, of the frequency of future advisory votes on executive compensation.  Shareholder proxies to vote on these matters were solicited as described in the Companies’ proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 23, 2011.  The results of the shareholder votes on these matters are as follows:

1.    Election of Directors:

The following directors were elected to the Companies’ Board of Directors to serve for a term of one year, or until their respective successors are duly elected and qualified:

BLUE RIDGE REAL ESTATE COMPANY

DIRECTOR	Votes FOR	Votes WITHHELD	Broker NON-VOTES
Bruce F. Beaty	1,863,182	4,677	66,979
Milton Cooper	1,786,872	80,987	66,979
Michael J. Flynn	1,786,820	81,039	66,979
Patrick M. Flynn	1,786,700	81,159	66,979
Wolfgang Traber	1,862,997	4,862	66,979

BIG BOULDER CORPORATION

DIRECTOR	Votes FOR	Votes WITHHELD	Broker NON-VOTES
Bruce F. Beaty	1,932,502	2,336	0
Milton Cooper	1,857,098	77,740	0
Michael J. Flynn	1,856,743	78,095	0
Patrick M. Flynn	1,856,651	78,187	0
Wolfgang Traber	1,932,064	2,774	0

2.    Non-binding advisory vote to approve the compensation of the Companies’ named executive officers:

The shareholders approved, in a non-binding advisory vote, the compensation of the Companies’ named executive officers as disclosed in the proxy statement for the Annual Meeting.

BLUE RIDGE REAL ESTATE COMPANY

Votes FOR	Votes AGAINST	ABSTENTIONS	Broker NON-VOTES
1,864,651	1,438	1,770	66,979

BIG BOULDER CORPORATION

Votes FOR	Votes AGAINST	ABSTENTIONS	Broker NON-VOTES
1,931,858	1,410	1,570	0

3.   Non-binding advisory vote on the frequency of future advisory votes on the Companies’ executive compensation:

The shareholders approved, in a non-binding advisory vote, future advisory votes on the Companies’ executive compensation that occur on an annual basis.

BLUE RIDGE REAL ESTATE COMPANY

Votes for 1 Year	Votes for 2 Year	Votes for 3 Year	ABSTENTIONS	Broker NON-VOTES
1,720,424	13,799	574	133,062	66,979

BIG BOULDER CORPORATION

Votes for 1 Year	Votes for 2 Year	Votes for 3 Year	ABSTENTIONS	Broker NON-VOTES
1,785,737	14,799	1,420	132,882	0

The next required shareholder non-binding advisory vote regarding the frequency of the advisory vote on the Companies’ executive compensation will be held in six years at the Companies’ 2016 Annual Meetings of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: April 15, 2011	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer